UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Zweig Fund, Inc.
The Zweig Total Return Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Zweig Fund, Inc.
The Zweig Total Return Fund, Inc.

900 Third Avenue, New York, New York 10022

April 3, 2006

DEAR SHAREHOLDER:

You are cordially invited to attend the Joint Annual Meeting of Shareholders of The Zweig Fund, Inc. ("ZF") and The Zweig Total Return Fund, Inc. ("ZTR") (collectively, the "Funds") to be held on Tuesday, May 9, 2006, at 10:00 a.m. at the offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York.

Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement. This meeting will give you an opportunity to hear a report on the Funds and to discuss other matters of interest to you as a shareholder.

We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting. Please return all proxy cards that you may receive from the Funds.

On behalf of the Boards of Directors of ZF and ZTR, I extend our appreciation for your continued support.

  DANIEL T. GERACI,
  President of
  The Zweig Fund, Inc.
  The Zweig Total Return Fund, Inc.

The Boards of Directors of ZF and ZTR unanimously recommend that shareholders vote:

FOR its two nominees for election as Directors.

The Zweig Fund, Inc.
The Zweig Total Return Fund, Inc.

900 Third Avenue, New York, New York 10022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
MAY 9, 2006

TO THE SHAREHOLDERS:

This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of The Zweig Fund, Inc., a Maryland corporation ("ZF"), and The Zweig Total Return Fund, Inc., a Maryland corporation ("ZTR"), for use at the Joint Annual Meeting of Shareholders to be held at the offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, on Tuesday, May 9, 2006 at 10 a.m. for the following purposes:

1.  ELECT DIRECTORS:

  (a)  With respect to ZF, to elect two Directors to serve until the Annual Meeting of Shareholders in 2009 and until their successors are elected and duly qualify.

  (b)  With respect to ZTR, to elect two Directors to serve until the Annual Meeting of Shareholders in 2009 and until their successors are elected and duly qualify.

2.  OTHER BUSINESS:

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of ZF and/or ZTR at the close of business on March 8, 2006 are entitled to notice of, and will be entitled to vote at, the Meeting. The enclosed Proxy is being solicited on behalf of the Board of Directors.

  By Order of the Boards of Directors of
  The Zweig Fund, Inc. and
  The Zweig Total Return Fund, Inc.
  DANIEL T. GERACI,
  President

New York, New York
April 3, 2006

IMPORTANT:

You are invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, you are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided, which is addressed for your convenience to each Fund of which you are a shareholder and requires no postage if mailed in the United States. Your prompt return of the enclosed proxy card may save the Funds the necessity and expense of further solicitations to assure a quorum at the Meeting. A Proxy will not be required for admission to the Meeting.

The Zweig Fund, Inc.
The Zweig Total Return Fund, Inc.

900 Third Avenue, New York, New York 10022

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MAY 9, 2006

This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of The Zweig Fund, Inc., a Maryland corporation ("ZF"), and The Zweig Total Return Fund, Inc., a Maryland corporation ("ZTR"), for use at the Joint Annual Meeting of Shareholders to be held at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, on Tuesday, May 9, 2006 at 10:00 a.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated April 3, 2006.

The Meeting is scheduled as a joint meeting of the respective shareholders of ZF and ZTR (the "Funds") because the shareholders of both Funds are expected to consider and vote on similar matters. The Boards of Directors of the Funds have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of both Funds. In the event that any shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for adjournment of such Fund's meeting to immediately after the Meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed ZF proxies that are unmarked will be voted for the election of the two nominees of the ZF Board of Directors as Directors of ZF. Executed ZTR proxies that are unmarked will be voted for the election of the two nominees of the ZTR Board of Directors as Directors of ZTR. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the respective Fund, or by returning a subsequently dated proxy.

The Boards of Directors of the Funds have fixed the close of business on March 8, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about April 3, 2006.

As of the record date, 73,233,013 shares of ZF's common stock were outstanding, and 92,891,488 shares of ZTR's common stock were outstanding. To the best of each Fund's knowledge, no person beneficially owns more than five percent of the outstanding shares of that Fund's common stock.

The Annual Report of each Fund for the year ended December 31, 2005, including financial statements, has been mailed to shareholders of record of that Fund at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on March 8, 2006.

Each Fund will furnish, without charge, a copy of the Fund's December 31, 2005 Annual Report to any shareholder who requests it by contacting the Fund's Administrator, Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, Attention: Shareholder Services; Toll-free telephone number 1-800-272-2700.

PROPOSAL 1
ELECTION OF DIRECTORS

The members of the Board of Directors of ZF and ZTR are divided into three classes, with the term of office of one class expiring each year. At the forthcoming Annual Meeting, two ZF and two ZTR Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2009 and until their successors are elected and duly qualify). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below, who have indicated their intention to serve if elected. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine.

Each Fund's Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Fund's Board of Directors for election as Directors at the forthcoming Annual Meeting and selects candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. Each Fund's Nominating Committee consists of three Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")) of the Fund, the Adviser or the Sub-Adviser.

Based on the recommendations made by ZF's Nominating Committee at its meeting held on January 23, 2006, the Board of Directors of ZF has nominated Charles H. Brunie and James B. Rogers, Jr., who are presently Directors of ZF, for re-election to the ZF Board, to serve until the third succeeding Annual Meeting in 2009 and until their successors are elected and duly qualify. Based on the recommendations made by ZTR's Nominating Committee at its meeting held on January 23, 2006, the Board of Directors of ZTR has nominated Charles H. Brunie and James B. Rogers, Jr., who are presently Directors of ZTR, for re-election to the ZTR Board, to serve until the third succeeding Annual Meeting in 2009 and until their successors are elected and duly qualify.

Background information with respect to the current Directors appears below.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex- Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held
DISINTERESTED DIRECTORS
Charles H. Brunie Brunie Associates 600 Third Avenue, 17th Floor New York, NY 10016 Director DOB: 7/17/30	Term: Until 2006. Served since: 1998 for ZF and 1988 for ZTR.	2	Chairman, Brunie Associates (investments) (since April 2001). Oppenheimer Capital (1969 to 2000), Chairman (1980-1990), Chairman Emeritus (1990-2000). Chairman Emeritus, Board of Trustees, Manhattan Institute (since 1990). Trustee, Milton and Rose D. Friedman Foundation for Vouchers (since 1999). Trustee, Hudson Institute (since 2002). Trustee, American Spectator (since 2002); Chartered Financial Analyst (since 1969).

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex- Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Wendy Luscombe 480 Churchtown Road Craryville, NY 12521 Director DOB 10/29/51	Term: Until 2008. Served since: 2002 for ZF and ZTR.	2	Principal, WKL Associates, Inc. (real estate investment consultant) (since 1994). Fellow, Royal Institution of Chartered Surveyors. Member, Chartered Institute of Arbitrators. Director, Endeavour Real Estate Securities, Ltd., REIT Mutual Fund (since 2000). Director, PXRE, Corp. (reinsurance) (since 1994). Member and Chairman of Management Oversight Committee, Deutsche Bank Real Estate Opportunities Fund (since 2003). Trustee, Acadia Realty Trust (since 2004).

Alden C. Olson 2711 Ramparte Path Holt, MI 48842 Director DOB 5/10/28	Term: Until 2007. Served since: 1996 for ZF and ZTR.	2	Currently retired. Chartered Financial Analyst (since 1964). Professor of Financial Management, Investments at Michigan State University (1959 to 1990).

James B. Rogers, Jr. 352 Riverside Drive New York, NY 10025 Director DOB 10/19/42	Term: Until 2006. Served since: 1986 for ZF and 1988 for ZTR.	2	Private investor (since 1980). Chairman, Beeland Interests, Inc. (investments and media) (since 1980). Regular Commentator on Fox News (since 1998). Author of "Investment Biker: On the Road with Jim Rogers" (1994), "Adventure Capitalist" (2003) and "Hot Commodities" (2004). Director, Emerging Markets Brewery Fund (1993-2002). Director, Levco Series Trust (since 1996).

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex- Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held
R. Keith Walton 15 Claremont Avenue New York, NY 10027 Director DOB: 9/28/64	Term: Until 2008. Served since: 2004 for ZF and ZTR.	2	Executive Vice President (since 2004), Secretary (since 1996) of the University at Columbia University. Director (since 2002), Chair, Nominating Committee (since 2002), Member, Executive Committee (since 2002), Chair, Audit Committee (since 2003), Apollo Theater Foundation, Inc. Director, Orchestra of St. Luke's (since 2000). Director, American Friends of the Royal Court Theatre (since 2003). Member, Steering Committee, Association for a Better New York (since 2001). Trustee, The Trinity School (since 2003). Member (since 1997), Nominations and Governance Committee of the Board of Directors (since 2004), Council on Foreign Relations. Member, Advisory Board, North General Hospital (since 2002). Member, NY Advisory Board, Enterprise Foundation (since 1999). Member, The American Law Institute (since 1999). Member, Council for the United States and Italy (since 1999). Member, Century Association (since 2000). The Riverside Church Finance Committee Chair (2001-2005).

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex- Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held
INTERESTED DIRECTORS
Daniel T. Geraci 10 Stonemeadow Drive Westwood, MA 02090 Director and President DOB 6/12/57	Term: Until 2007. Served since: 2004 for ZF and ZTR.	2	Executive Vice President, Asset Management, The Phoenix Companies, Inc. (wealth management) (since 2003). President and Chief Executive Officer, Phoenix Investment Partners, Ltd. (since 2003). President, certain Funds within the Phoenix Fund complex (since December 2004). President and Chief Executive Officer of North American investment operations, Pioneer Investment Management USA, Inc. (2001-2003). President of Private Wealth Management Group (2000-2001), Executive Vice President of Distribution and Marketing for Fidelity Investments Institutional Services (Boston) (1998-2000), Executive Vice President of Distribution and Marketing for Fidelity Canada (1996-1998), Fidelity Investments.

OFFICERS WHO ARE NOT DIRECTORS
Carlton Neel 900 Third Ave. New York, NY 10022 Executive Vice President DOB: 12/19/67	Term: Expires at the Board of Directors' meeting immediately following the 2006 Annual Meeting of Shareholders. Served since: 2003 for ZF and ZTR.		Senior Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (since 2003). Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003). Senior Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (1995-2002). Vice President, JP Morgan & Co. (1990-1995).

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex- Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held
David Dickerson 900 Third Ave. New York, NY 10022 Senior Vice President DOB: 12/27/67	Term: Expires at the Board of Directors' meeting immediately following the 2006 Annual Meeting of Shareholders. Served since: 2003 for ZF and ZTR.		Senior Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (since 2003). Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003). Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (1993-2002).

Marc Baltuch 900 Third Ave. New York, NY 10022 Vice President and Chief Compliance Officer DOB: 9/23/45	Term: Expires at the Board of Directors' meeting immediately following the 2006 Annual Meeting of Shareholders. Served since: 2004 for ZF and ZTR.		President and Director of Watermark Securities, Inc. (since 1991). Secretary of Phoenix-Zweig Trust (1989-2003). Secretary of Phoenix-Euclid Market Neutral Fund (1998-2002). Assistant Secretary of Gotham Advisors, Inc. (1990-2005). Chief Compliance Officer of the Zweig Companies (since 1989) and of the Phoenix mutual funds (since 2004).

Kevin Carr One American Row Hartford, CT 06102 Secretary DOB: 8/3/54	Term: Expires at the Board of Directors' meeting immediately following the 2006 Annual Meeting of Shareholders. Served since: 2005 for ZF and ZTR.		Vice President and Counsel, Phoenix Life Insurance Company (since 2005). Vice President, Counsel, Chief Legal Officer and Secretary, certain of the funds within the Phoenix Fund Complex (since 2005). Compliance Officer of Investments and Counsel, Travelers Life and Annuity Company (January 2005-May 2005). Assistant General Counsel, The Hartford Financial Services Group (1999-2005).

Moshe Luchins 900 Third Ave. New York, NY 10022 Vice President DOB: 12/22/71	Term: Expires at the Board of Directors' meeting immediately following the 2006 Annual Meeting of Shareholders. Served since: 2004 for ZF and ZTR.		Associate Counsel (1996-2005), Associate General Counsel (since 2006) of the Zweig Companies.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex- Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Nancy Curtiss 56 Prospect Street Hartford, CT 06115 Treasurer DOB: 11/24/52	Term: Expires at the Board of Directors' meeting immediately following the 2006 Annual Meeting of Shareholders. Served since: 2003 for ZF and ZTR.		Vice President, Operations (since 2003). Vice President, Fund Accounting (1994-2003) and Treasurer (1996-2003), Phoenix Equity Planning Corporation. Treasurer, multiple funds in Phoenix Fund Complex (since 1994).

Compensation of Directors and Officers

During the year ended December 31, 2005, ZF paid Directors' fees aggregating $155,000 and ZTR paid Directors' fees aggregating $150,500 to the Directors who were not interested persons of the Funds or the Adviser. Each Fund pays each Director who is not an interested person of such Fund or the Adviser an annual fee of $10,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors or a committee of the Board. Each Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

Set forth below is the compensation paid by ZF and ZTR to current Directors for the year ended December 31, 2005. The Funds do not pay any pension or retirement benefits to their Directors.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Directors
Charles H. Brunie — Director	ZF-$25,000 ZTR-$25,000	$0	$0	$50,000

Wendy Luscombe — Director	ZF-$37,000 ZTR-$35,500	$0	$0	$72,500

Alden C. Olson — Director	ZF-$28,000 ZTR-$28,000	$0	$0	$56,000

James B. Rogers, Jr. — Director	ZF-$28,000 ZTR-$26,500	$0	$0	$54,500

R. Keith Walton — Director	ZF-$37,000 ZTR-$35,500	$0	$0	$72,500

Daniel T. Geraci — Interested Director and President	ZF-$0 ZTR-$0	$0	$0	$0

Director Ownership of Securities

Set forth in the table below is the dollar range of equity securities of the Funds owned by each Director as of December 31, 2005.

Name of Director	Dollar Range of Equity Securities in the Fund (1)	Aggregate Dollar Range of Fund Ownership in all Funds Overseen by Director in Family of Investment Companies*
Charles H. Brunie	ZF-Over $100,000 ZTR-Over $100,000	Over $100,000

Daniel T. Geraci	ZF-$10,001-$50,000 ZTR-$1-$10,000	$10,001-$50,000

Wendy Luscombe	ZF-$10,001-$50,000 ZTR-$10,001-$50,000	$10,001-$50,000

Alden C. Olson	ZF-$10,001-$50,000 ZTR-$1-$10,000	$10,001-$50,000

James B. Rogers, Jr.	ZF-$10,001-$50,000 ZTR-$1-$10,000	$10,001-$50,000

R. Keith Walton	ZF-$1-$10,000 ZTR-$1-$10,000	$10,001-$50,000

*  Pursuant to the Proxy Rules, ZF and ZTR are the only funds in the "Family of Investment Companies."

(1)  The information as to beneficial ownership is based on statements furnished to each Fund by its Directors and reflects ownership as of December 31, 2005. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him or her. The Directors and officers of the Funds, as a group, beneficially own less than 1% of the outstanding shares of each Fund.

Committees and Board of Directors' Meetings

Audit Committee Report

Each Fund's Board of Directors has appointed a standing Audit Committee. The ZF Board of Directors has adopted a written charter for the Fund's Audit Committee which is available on the Adviser's website at - http://www.phoenixinvestments.com/Individual/Products/Closed_End_Funds/Zweig/ZF_Audit_Committee_Charter.pdf. The ZTR Board of Directors has adopted a written charter for the Fund's Audit Committee which is available on the Adviser's website at -

http://www.phoenixinvestments.com/Individual/Products/Closed_End_Funds/Zweig/ZTR_Audit_Committee_Charter.pdf. The purposes of each Fund's Audit Committee are set forth in the Audit Committee Charter. In brief, the role of each Fund's Audit Committee is to assist the Board of Directors in its oversight of the respective Fund's financial reporting process. As set forth in the Charter of each Fund's Audit Committee, management of each Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm for each Fund is responsible for auditing that Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

The Audit Committee of the Board of Directors of each Fund will normally meet at least four times during each full fiscal year, of which at least two such meetings will be with representatives of the independent registered public accounting firm, to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, the Audit Committee of each Fund has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. Each Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as currently in effect. Each Audit Committee also has considered whether the provision by the Fund's independent registered public accounting firm of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent registered public accounting firm's independence. Finally, each Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent registered public accounting firm the independence of that independent registered public accounting firm.

The members of each Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Directors of each Fund has determined that the Fund does not have an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h), at this time because none of the Fund's Directors meets the technical definition of such an expert. Each Audit Committee of the Board is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. Members of each Fund's Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, each Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds' independent registered public accounting firm is in fact "independent."

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committees referred to above and in the Audit Committee Charters, each Audit Committee recommended to its Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for the year ended December 31, 2005. The members of each Audit Committee, Messrs. Brunie, Olson, Rogers and Walton and Ms. Luscombe, are "independent" within the meaning of the Act and the New York Stock Exchange corporate governance standards for audit committees.

Alden C. Olson
Charles H. Brunie
Wendy Luscombe
James B. Rogers, Jr.
R. Keith Walton

Nominating Committee

Messrs. Brunie, Olson and Rogers, each of whom is not an interested person of the Funds, are members of each Nominating Committee of the Board of Directors of the Funds. Each Fund's Board of Directors has adopted a written charter for the Fund's Nominating Committee, which is available on the Adviser's website at -

http://www.phoenixinvestments.com/Individual/Products/Closed_End_Funds/Zweig/Nominating_Committee_Charter.pdf. Each Fund's Nominating Committee considers candidates for election to fill vacancies on the Fund's Board of Directors.

Director nominees are identified based on persons known to the Boards of Directors or the Nominating Committees and any persons recommended to the Nominating Committees by shareholders or industry sources. Any recommendations made by shareholders and industry sources must be accompanied by a biography of the recommended candidate and should be submitted in writing to the principal executive office of the Funds, located at 900 Third Avenue, New York, New York 10022, addressed to the Secretary of the Funds. For more information, see "ADDITIONAL INFORMATION: Proposals for 2007 Meeting."

Nominees are evaluated based on the criteria described below. The evaluation process does not depend on the source of the recommendation. It is expected that all candidates for the Board will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) sound business judgment; and (iii) the commitment required to be an effective director, including, without limitation, the ability to attend meetings regularly. Each Nominating Committee may determine that a candidate who does not have the experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate's qualifications, taken as a whole, demonstrate an equivalent level of qualification to serve as a director.

Board of Directors' and Standing Committees' Meetings

The Board of Directors of ZF held 8 meetings and the Board of Directors of ZTR held 7 meetings during the year ended December 31, 2005. Each Fund's Nominating Committee held one meeting during the year ended December 31, 2005 and met on January 23, 2006, at which time each Nominating Committee recommended the nominees for election to the Board. Each Fund's Audit Committee held four meetings during the year ended December 31, 2005. All of the current Directors attended at least 75% of the total number of Board meetings and his or her respective committee meetings, for each Fund, held during the 2005 year.

Shareholders Communications

Any shareholder that wishes to communicate with the Boards of Directors or a specific Director may do so by submitting correspondence in writing to the principal executive office of the Funds, located at 900 Third Avenue, New York, New York 10022, specifying the intended addressee. Shareholder communications addressed to the Boards of Directors will be forwarded promptly after receipt to Daniel T. Geraci, President of the Funds, for review. Mr. Geraci will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Shareholder communications that Mr. Geraci determines involve routine matters will be forwarded to the Funds' Administrator and/or officers of the Funds for review and response, and

Mr. Geraci will report to the full Board, as appropriate, on the nature and substance of such communications. Shareholder communications that Mr. Geraci determines involve non-routine matters will be forwarded to each member of the Board for review. Shareholder communications addressed to a specific Director will be forwarded to the addressee promptly upon receipt.

It is the Funds' policy that all Directors attend the annual shareholders meeting, if reasonably possible. All of the directors attended the joint annual meeting of ZF and ZTR in 2005.

The Boards of Directors of ZF and ZTR recommend that shareholders vote FOR the re-election of the nominees.

INVESTMENT ADVISER, ADMINISTRATOR
AND SUB-ADVISER

Phoenix/Zweig Advisers LLC, the Adviser, serves as the investment adviser for ZF and ZTR. The Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. All of the Adviser's outstanding equity interests are directly owned by Phoenix Investment Partners, Ltd. ("PXP"), the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX is located at One American Row, Hartford, Connecticut, 06115-2520.

PXP has served investors for over 70 years. As of December 31, 2005, PXP had approximately $37.4 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

Phoenix Equity Planning Corporation (the "Administrator") serves as the administrator for ZF and ZTR. The Administrator's principal business office is located at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480. All of the Administrator's outstanding equity interests are owned by PXP.

Zweig Consulting LLC, the Sub-Adviser, which serves as the sub-adviser for ZF and ZTR, provides asset allocation services to the Adviser. Dr. Martin E. Zweig, the President and owner of the Sub-Adviser, actively collaborates in the stock selection process with the Adviser's portfolio management team of Carlton Neel and David Dickerson. The Sub-Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. The Sub-Adviser's fees are paid by the Adviser.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Act require, among other persons, the officers and Directors of the Funds and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Funds with the Securities and Exchange Commission and the New York Stock Exchange. The Securities and Exchange Commission's regulations also require such reporting persons to furnish each Fund with copies of all Section 16(a) forms they file. Based on its review of these reports and on written representations from the reporting persons that no other reports were required, each Fund believes that, during the year December 31, 2005, such reporting persons were in compliance with all Section 16(a) and Section 30(h) reporting requirements applicable to them.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committees of the Funds, the Board of Directors of each Fund, including a majority of the Directors who are not interested persons of such Fund, has selected the firm of PricewaterhouseCoopers LLP ("PwC") to serve as the independent registered public accounting firm of each Fund for the year ending December 31, 2006. A representative of PwC is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders.

The aggregate fees billed for services rendered by PwC during the years ended December 31, 2004 and 2005, respectively, are described below.

Audit Fees

The aggregate fees billed by PwC to ZF in connection with the annual audit of ZF's financial statements for the fiscal years ended December 31, 2004 and 2005 were $38,000 and $32,000, respectively. The aggregate fees billed by PwC to ZTR in connection with the annual audit of ZTR's financial statements for the fiscal years ended December 31, 2004 and 2005 were $38,000 and $32,000, respectively.

Audit-Related Fees

The fees billed by PwC to ZF for the fiscal years ended December 31, 2004 and December 31, 2005 for any audit-related services were $0 and $1,000, respectively. The fees billed by PwC to ZTR for the fiscal years ended December 31, 2004 and December 31, 2005 for any audit-related services were $0 and $1,000, respectively.

Tax Fees

The aggregate fees billed by PwC to ZF for the fiscal years ended December 31, 2004 and 2005 in connection with tax review, compliance and advice were approximately $5,700 and $6,350, respectively. The aggregate fees billed by PwC to ZTR for the fiscal years ended December 31, 2004 and 2005 in connection with tax review, compliance and advice were approximately $7,450 and $6,350, respectively.

All Other Fees

The fees billed by PwC to ZF for the fiscal years ended December 31, 2004 and December 31, 2005 for other services were $0 and $461, respectively. The fees billed by PwC to ZTR for the fiscal years ended December 31, 2004 and December 31, 2005 for other services were $0 and $462, respectively. These fees relate to expenses for travel to meetings of the Board of Directors.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended December 31, 2004 and 2005 were $13,150 and $15,623, respectively.

Each Audit Committee considered whether the services described above, including all non-audit services rendered to the respective Fund, the Adviser or an affiliate of the Adviser that provides ongoing services to either Fund, were compatible with maintaining the independence of PwC. The Audit Committees pre-approve: (i) all audit and non-audit services to be rendered to the respective Fund by PwC; and (ii) all non-audit services relating to the operations and financial reporting of the respective Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the respective Fund (collectively, "Covered Services"). Each Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

ADDITIONAL INFORMATION

Other Matters

The Boards of Directors of the Funds know of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

Expenses

The Funds will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund's common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates.

Vote Required

The election of Directors for each Fund requires a plurality of the votes cast at the Meeting by the shareholders of such Fund. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum. With respect to the election of directors, an abstention does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter, and "broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. It is anticipated that votes will be tabulated by Computershare Trust Company, NA, the Funds' transfer agent.

Proposals for 2007 Meeting

Each Fund's Amended and Restated Bylaws contains an advance notice provision, which requires that the respective Fund be given advance notice of shareholder nominations for election to the Board of Directors and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in that

Fund's proxy statement in accordance with SEC Rule 14a-8. Any notice of shareholder nominations for election to the Board of Directors or notice of other matters which shareholders wish to present at the ZF or ZTR 2007 Annual Meeting of Shareholders must be received at such Fund's principal executive offices not less than ninety (90) days nor more than one hundred and twenty (120) days before the date in the then current year corresponding to the date on which such Fund first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting for such Fund is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which notice or public announcement of the date of such meeting was given or made.

The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the respective Fund's Amended and Restated Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. A copy of ZF's By-Laws is available on the SEC's Web site at

http://www.sec.gov/Archives/edgar/data/812090/000088731804000088/zfbylaws.txt. A copy of ZTR's By-Laws is available on the SEC's Web site at http://www.sec.gov/Archives/edgar/data/836412/000088731804000089/ztrbylaws.txt.

  The persons named as proxies for the Funds' 2007 Annual Meeting of Shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the respective Fund receives notice of the matter by not less than ninety (90) days before the date in the then current year corresponding to the date on which such Fund first mailed its proxy materials for the annual meeting held in the prior year. If the respective Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

New York, New York April 3, 2006	By Order of the Board of Directors of The Zweig Fund, Inc. The Zweig Total Return Fund, Inc. DANIEL T. GERACI, President

ZW-PS-06

The Zweig Fund, Inc.

000000000.000 ext
000000000.000 ext
	000004	000000000.000 ext
MR A SAMPLE		000000000.000 ext
DESIGNATION (IF ANY)		000000000.000 ext
ADD 1	Least Address Line	000000000.000 ext
ADD 2		000000000.000 ext
ADD 3
ADD 4
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ADD 6
C 1234567890 J N T

Annual Meeting Proxy Card

A	Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 - Charles H. Brunie	☐	☐

02 - James B. Rogers, Jr.	☐	☐

2. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

B	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name or names appears on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/	/

■	0 0 8 8 0 3	1 U P X	C O Y	+

001CD40001	00JKKA

Proxy - The Zweig Fund, Inc.

Annual Meeting of Shareholders

May 9, 2006

Proxy Solicited on Behalf of Board of Directors

The undersigned shareholder of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints DANIEL T. GERACI and CARLTON NEEL, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 10:00 A.M. at the offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, at any and all adjournments thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued, and to be signed and dated on the reverse side.)

The Zweig Total Return Fund, Inc.

000000000.000 ext
000000000.000 ext
	000004	000000000.000 ext
MR A SAMPLE		000000000.000 ext
DESIGNATION (IF ANY)		000000000.000 ext
ADD 1	Least Address Line	000000000.000 ext
ADD 2		000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6
C 1234567890 J N T

Annual Meeting Proxy Card

A	Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 - Charles H. Brunie	☐	☐

02 - James B. Rogers, Jr.	☐	☐

2. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

B					Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name or names appears on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature 1 - Please keep signature within the box		Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

			/	/

■	0 0 8 8 0 2	1 U P X	C O Y		+

001CD40001	00JKLA

Proxy - The Zweig Total Return Fund, Inc.

Annual Meeting of Shareholders

May 9, 2006

Proxy Solicited on Behalf of Board of Directors

The undersigned shareholder of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints DANIEL T. GERACI and CARLTON NEEL, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 10:00 A.M. at the offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, at any and all adjournments thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued, and to be signed and dated on the reverse side.)